UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 12, 2009	Commission File Number: 0-15204

National Bankshares, Inc.
(Exact name of Registrant as specified in its charter)

Virginia	54-1375874
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

101 Hubbard Street
Blacksburg, VA 24060
(Address of principal executive offices)

 (540) 951-6300
Registrant’s telephone number, including area code

Page 1 of 2 Pages

 ITEM 7.01  REGULATION FD DISCLOSURE

The following information and exhibit are being furnished pursuant to Regulation FD.

National Bankshares, Inc. issued a press release on November 12, 2009 announcing that its Board of Directors has declared a semi-annual dividend payable on December 1, 2009 to stockholders of record as of November 23, 2009. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibits

99.1     National Bankshares, Inc. Press Release dated November 12, 2009.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL BANKSHARES, INC.

Date:    November 12, 2009

By: /s/ JAMES G. RAKES
James G. Rakes Chairman President and CEO

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